Equity	12 Months Ended
Dec. 31, 2021
Equity
Equity

10. Equity

Common Stock

Upon closing of the Merger, pursuant to the terms of the Second Amended and Restated Certificate of Incorporation, the Company authorized 500,000,000 shares of common stock with a par value $0.001. As discussed in Note 4, we have retroactively adjusted the shares issued and outstanding prior to May 24, 2021 to give effect to the Exchange Ratio established in the Merger Agreement to determine the number of shares of common stock into which they were converted.

The Company sold 3,642,727 shares of common stock during the year ended December 31, 2021, generating gross proceeds of $37.0 million.Of the 516,025 shares of common stock issued for the exercise of stock options, 185,472 shares of common stock are contingently issuable Earnout Shares and are excluded from the weighted average shares outstanding for computing EPS until the contingent conditions are satisfied. There are 1,044,453 shares of common stock issued pursuant to the GEM warrants which are contingently issuable Earnout Shares and are excluded from the weighted average shares outstanding for computing EPS until the contingent conditions are satisfied.

The Company issued 3,830,586 shares of common stock pursuant to warrants and Unit Purchase Options exercised during the year ended December 31, 2021, and received gross proceeds from the warrant exercise of $16.7 million. The Company issued 4,834,045 shares of common stock for consulting services during the year ended December 31, 2021, and recognized non-cash consulting expense in general and administrative expenses of $53.8 million.

The Company sold 556,043 shares of common stock during the year ended December 30, 2020, and received gross proceeds of $2.6 million.

The Company issued 1,138,199 shares of common stock to settle the conversion of notes payable during the year ended December 31, 2020, and recorded a loss of $0.3 million. The Company issued 30,020 shares of common stock with a fair value of $0.1 million in settlement of accounts payable worth $0.1 million and recognized a loss of less than $0.1 million in general and administrative expenses for the difference during the year ended December 31, 2020.

Pursuant to the Merger Agreement, BRPA and EarlyBirdCapital, Inc., the representative of the underwriters of BRPA’s initial public offering (“EBC”), entered into an amendment (“BCMA Amendment Agreement”) to the Business Combination Marketing Agreement, dated as of November 20, 2017 (“BCMA”), by and between BRPA and EBC. The BCMA Amendment Agreement provided that, in lieu of the cash fee payable to EBC pursuant to the BCMA, BRPA will issue to EBC at the Effective Time an aggregate of 200,000 shares of Common Stock and the BCMA (as amended by the BCMA Amendment Agreement) will terminate immediately following the Effective Time. The Company recognized the fair value of the 200,000 shares of Common Stock issued pursuant to the BCMA of $4.8 million within general and administrative in the Consolidated Statements of Operations for the year ended December 31, 2021. Refer to Note 12 for discussion of fair value measurement of the warrant liabilities.

BriLife Vaccine, VaccineCo Agreement and Issuance of Shares

On July 11, 2021, the Company entered into a Memorandum of Understanding (the “MOU”) with the Ministry of Defense of the State of Israel that granted NRx the right to negotiate an exclusive worldwide license to develop and market the BriLife™ vaccine, which has been developed by the Israel Institute for Biological Research (“IIBR”). However, after investigating the manufacturing requirements of the vaccine, the expected regulatory path for approval in Israel and the EU, the commercial opportunity, and the financial commitment required for development of the vaccine, the Company decided not to continue with the project. We plan to effect a transition in consultation with the IIBR. This decision was communicated to the IIBR in a letter dated March 20, 2022.

As part of the Company’s consideration of the vaccine project, the Company entered into a Shareholder Agreement, dated October 15, 2021 (the “Agreement”), with Shimshon Hen and David Sepiashvili, each an Israeli citizen (the “Consultants”), under which the Consultants agreed to provide certain consulting services, and which set out a framework for establishing a potential joint venture between the Consultants and the Company that would have been responsible for the development and commercialization of the BriLife vaccine. Pursuant to the terms of the Agreement, the Company issued an aggregate of 4,000,000 shares of the Company’s Common Stock to the Consultants on October 20, 2021 under the Company’s 2021 Omnibus Incentive Plan. The Company is evaluating its options with respect to the Consultants.

Preferred Stock

Upon closing of the Merger, pursuant to the terms of the Second Amended and Restated Certificate of Incorporation, the Company authorized 50,000,000 shares of preferred stock with a par value $0.001.

Series A, B-1, and B-1A Preferred Stock

Prior to the Merger, the Company had authorized and issued 1,000,000 shares of Series A convertible preferred stock, 1,050,695 shares of Series B-1 convertible preferred stock, and 316,848 shares of Series B-1A convertible preferred stock, par value of $0.001 per share, which was convertible into one share of common stock for each preferred share (collectively, the “Preferred Stock”) at any time, at the option of the holder. The Preferred Stock were not redeemable and the related stockholders were entitled to a subordinated liquidation preference should NeuroRx liquidate or wind up operations. The preferences also included voting rights on an as-converted basis, ride-along rights, and an anti-dilution provision. The liquidation preference was $1.00 per share for the Series A convertible preferred stock, $7.58 per share for the Series B-1 convertible preferred stock, and $6.82 per share for the Series B-1A convertible preferred stock, plus any declared but unpaid dividends. Upon an initial public offering or merger under certain conditions the Preferred Stock automatically converted into common stock.

On May 24, 2021, pursuant to the Merger (as described in Note 4), 2,367,543 outstanding shares of Preferred Stock were automatically converted into 7,480,836 shares of common stock pursuant to the Exchange Ratio.

Series B-2 Preferred Stock

In 2020, the Company authorized the issuance of 100,000 shares of Series B-2 Convertible Preferred Stock (the “B-2 Preferred Stock”), par value of $0.001 per share, convertible into one share of common stock for each share of  B-2 Preferred Stock held. In March 2020, 4,167 shares of B-2 Preferred Stock were issued. The B-2 Preferred stock were not redeemable and the related stockholders were entitled to a subordinated liquidation preference should NeuroRx liquidate or wind-up operations. The preferences also included voting rights on an as-converted basis, ride-along rights, and an anti-dilution provision. The liquidation preference was $12.00 per share plus any declared but unpaid dividends. The B-2 Preferred Stock could be converted into one share of common stock (subject to adjustments for stock splits, recapitalization) at any time, at the option of the holder. Upon an initial public offering or merger under certain conditions the B-2 Preferred Stock automatically converted into common stock.

On May 24, 2021, pursuant to the Merger (as described in Note 4), 4,167 outstanding shares of B-2 Preferred stock were automatically converted into 13,168 shares of common stock pursuant to the Exchange Ratio.

Common Stock Warrants

On July 6, 2020, the Company issued 4,000 fully vested common stock warrants, exercisable at a per share price of $15.25 until they expire on July 5, 2023, to a vendor for financial advisory services provided in connection with the sale of the Company’s common stock. The fair value on the date of issuance was $7.63 per warrant for a total fair value of less than $0.1 million.

On July 15, 2020, the Company issued 279,291 fully vested common stock warrants, exercisable at a per share price of $15.25 until they expire on July 14, 2025, to a board member. The fair value on the date of issuance was $9.63 per warrant for a total fair value of $2.7 million.

On October 23, 2020, the Company issued 139,645 fully vested common stock warrants, exercisable at a per share price of $15.25 until they expire on October 22, 2025, to a board member, respectively. The fair value on the date of issuance was $9.64 per warrant for a total fair value of $2.7 million.

On March 28, 2021, NeuroRx issued 3,329,812 fully vested common stock warrants, exercisable at a per share price of $3.19 until they expire on March 27, 2024 to GEM (See Note 9). The fair value on the date of issuance was $60.9 million. Upon issuance, 1,496,216 warrants were immediately exercised generating gross proceeds of $7.5 million. On July 27, 2021, GEM exercised the remaining GEM Warrant for the purchase of 1,833,596 shares for gross proceeds of $9.2 million and the GEM Warrant was extinguished.

Substitute Warrants

In connection with the Merger, each warrant of NeuroRx that was outstanding and unexercised immediately prior to the Effective Time (whether vested or unvested) was assumed by BRPA and converted into the Substitute Warrants, based on the Option Exchange Ratio (of 4.96), and will continue to be governed by substantially the same terms and conditions, including vesting, as were applicable to the former warrant. Each Substitute Warrant will be exercisable for a number of whole shares of Common Stock equal to the product of the number of shares of NeuroRx common stock underlying such NeuroRx warrant multiplied by the Option Exchange Ratio, and the per share exercise price of such Substitute Warrant will be equal to the quotient determined by dividing the exercise price per share of NeuroRx common stock by the Option Exchange Ratio. As discussed in Note 4, this ratio incorporates the achievement of the Earnout Shares Milestone and Earnout Cash Milestone. The incremental shares above the Exchange Ratio (of 3.16) upon exercise would be held back pending the outcome of the contingencies and only released if such are achieved. The percentage of total shares of Common Stock subject to each Substitute Warrant that is vested immediately following the Effective Time will equal the percentage of total shares of NeuroRx common stock subject to each NeuroRx warrant that is vested immediately prior to the Effective Time.

In the event that either the Earnout Shares Milestone or the Earnout Cash Milestone does not occur prior to December 31, 2022, each Substitute Warrant will be adjusted such that the number of shares of Common Stock subject to each adjusted Substitute Warrant, the exercise price per share of each adjusted Substitute Warrant and the aggregate intrinsic value of each adjusted Substitute Warrant will equal the respective number of shares, exercise price per share and aggregate intrinsic value that would have resulted following the adjustment of the applicable underlying Substitute Warrant had the conversion of NeuroRx warrants into the Substitute Warrants been applied using the Exchange Ratio (3.16:1) as adjusted accordingly to reflect the impact of the respective milestone not being met. If neither the Earnout Shares Milestone nor the Earnout Cash Milestone occurs, each Substitute Warrant will be adjusted based on the Exchange Ratio.

If any Substitute Warrants are exercised prior to the earlier of (i) the date that both the Earnout Shares Milestone and Earnout Cash Milestone occur and (ii) December 31, 2022, a sufficient number of shares of Common Stock will be held back pending the applicable adjustment to such Substitute Warrants. Following the determination of that adjustment, NRx Pharmaceuticals will retain any shares forfeited by the warrant holder in connection with the adjustment and return any remaining shares to the warrant holder.

Upon the closing of the Merger, the outstanding and unexercised NeuroRx warrants became warrants to purchase an aggregate 4,909,066 shares of the Company’s common stock with an average exercise price of $2.45 per share. The Company accounted for the Substitute Warrants as a modification of the existing warrants. Incremental fair value, measured as the excess, if any, of the fair value of the modified warrants over the fair value of the original warrants immediately before its terms are modified, is measured based on the fair value of the underlying shares and other pertinent factors at the modification date. The fair value of the original NeuroRx warrants and Substitute Warrants was determined using the Black-Scholes option-pricing model with the following assumptions for each:

	Original Warrants	Substitute Warrants
Strike price	$7.58 – $15.84	$1.53 – $3.19
Volatility rate	80.0%	80.0%
Risk-free rate	0.03% – 0.32%	0.03% – 0.32%
Expected term	0.57 – 4.42	0.57 – 4.42
Dividend yield	—	—

With respect to warrants held by certain members of our Board of Directors, the Substitute Warrants were determined to be within the scope of ASC 718 and were fully vested at the Effective Date. Further, the Substitute Warrants were determined to contain both service-based and performance-based vesting conditions (i.e., the achievement of the Earnout Cash Milestone and/or Earnout Shares Milestone). The Company determined it was not probable that the Earnout Cash Milestone or Earnout Shares Milestone would be met on the Effective Date and at December 31, 2021. Accordingly, the Company will only recognize incremental compensation cost related to the portion of the Substitute Warrants subject to service-based vesting conditions only. The Company will reevaluate the probability of the Earnout Cash Milestone and/or Earnout Shares Milestone being met and recognize any unamortized incremental compensation cost accordingly in the period during which it becomes probable the milestones will be met. The Company recognized incremental compensation on the modification date totaling $2.3 million which was recognized in general and administrative in the Consolidated Statements of Operations for the year ended December 31, 2021. Unamortized compensation costs related to performance-based vesting conditions of the Substitute Warrants as of the modification date was $23.8 million.

With respect to the remaining outstanding warrants, the incremental fair value of the Substitute Warrants of $2.7 million was recognized as a deemed dividend as the Company concluded there is a transfer of value from the common shareholders to the holders of the Substitute Warrants as the change in the number of underlying shares and the decreased exercise price would result in the common shareholders becoming more diluted if and when the Substitute Warrants are converted. As the Company is in an accumulated deficit position as of the modification date, the resulting deemed dividend is recorded as a reduction of additional paid-in capital with a corresponding offset recorded to additional paid-in capital (i.e., net impact to additional paid-in capital of $0). Further, in the event the Earnout Shares Milestone and Earnout Cash Milestones are met, the Company will recognize an additional deemed dividend of $24.4 million and $3.1 million, respectively, if and when such conditions are met.

Assumed Public Warrants

Prior to the Merger, the Company had outstanding 3,450,000 Public Warrants. Each Public Warrant entitles the holder to purchase one share of Common Stock at an exercise price of $11.50 per share. The Public Warrants became exercisable at the Effective Time and expire five years after the Effective Time or earlier upon redemption or liquidation.

The Company may redeem the Public Warrants:

●	in whole and not in part;
●	at a price of $0.01 per warrant;
●	at any time during the exercise period;
●	upon a minimum of 30 days’ prior written notice of redemption;
●	if, and only if, the last sale price of the Company’s common stock equals or exceeds $21.00 per share for any 20 trading days within a 30-trading day period ending on the third business day prior to the date on which the Company sends the notice of redemption to the warrant holders; and
●	if, and only if, there is a current registration statement in effect with respect to the shares of common stock underlying such warrants.

Certain of the above conditions have not been met to redeem the Public Warrants. If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement.

The exercise price and number of shares of common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuance of common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrants.

During the year ended December 31, 2021, 1,144 Public Warrants were exercised for gross proceeds of less than $0.1 million.

Assumed Placement Warrants

Prior to the Merger, the Company had outstanding 136,250 Placement Warrants. The Placement Warrants are identical to the Public Warrants except that the Placement Warrants (i) are not redeemable by the Company and (ii) may be exercised for cash or on a cashless basis, so long as they are held by the initial purchaser or any of its permitted transferees. If the Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

The Placement Warrants are not indexed to the Company’s common shares in the manner contemplated by ASC 815-40-15 because the holder of the instrument is not an input into the pricing of a fixed-for-fixed option on equity shares. The Company classifies the Placement Warrants as derivative liabilities in its Consolidated Balance Sheet as of December 31, 2021. The Company measures the fair value of the warrants at the end of each reporting period and recognizes changes in the fair value from the prior period in the Company’s operating results for the current period.

The Company recognized a gain on the change in fair value of $1.7 million for the year ended December 31, 2021 and did not record any gain or loss for the year ended December 31, 2020. Refer to Note 12 for discussion of fair value measurement of the warrant liabilities.

The following table provides the activity for all warrants for the respective periods.

		Weighted
		Average	Weighted	(in thousands)
		Remaining	Average	Aggregate
	Total Warrants	Term	Exercise Price	Intrinsic Value
Outstanding as of December 31, 2020 (as previously reported)	620,055	11.08	$14.61	$22,128
Retroactive application of reverse recapitalization (Note 4)	2,455,415	—	(13.53)	—
Outstanding as of December 31, 2020, effect of Merger (Note 4)	3,075,470	4.34	1.09	150,956
Issued	6,193,449	1.90	4.62	115,941
Assumed	3,586,250	5.00	11.50	45,725
Exercised	(3,330,956)	—	(3.19)	(67,412)
Forfeited	(218,423)	—	(1.53)	(1,501)
Outstanding as of December 31, 2021	9,305,790	3.62	9.09	4,942

Assumed Unit Purchase Options

Prior to the Merger, the Company had outstanding options to purchase up to 600,000 Units exercisable at $10.00 per Unit (or an aggregate exercise price of $6.0 million) commencing at the Effective Time. On July 23, 2021, the outstanding 600,000 Units were converted on a cashless basis into 499,630 shares of the Company’s common stock.

Conversion of Rights

Prior to the Merger, the Company had outstanding 6,900,000 and 272,500 Public Rights and Placement Rights, respectively. At the Effective Time, each holder of a right received one-tenth (1/10) of one share of Common Stock at the Effective Time, even if the holder of such right redeemed all shares held by it in connection with the Merger, resulting in the issuance of 717,250 shares of Common Stock to holders of such rights. No fractional shares were issued upon conversion of the rights. No additional consideration was paid at the Effective Time, as the consideration related thereto had been included in the original unit purchase price paid for by investors in the Company’s Initial Public Offering or the concurrent private placement, as applicable.

August 2021 Private Placement

On August 23, 2021, the Company completed a Private Placement and issued 2,727,273 shares of common stock for a purchase price of $11.00 per share and the Preferred Investment Options (warrants) to purchase up to an aggregate of 2,727,273 shares of common stock for a purchase price of $12.00 per share until they expire on August 23, 2024. The net proceeds to the Company from the Private Placement were approximately $27.4 million.

In connection with the Private Placement, the Company entered into a Registration Rights Agreement with the purchasers of the Securities. The Company’s registration statement on Form S-1 to register the Securities became effective on September 15, 2021.

Preferred Investment Options (included in above warrants table)

The form of the Preferred Investment Option is a warrant. The measurement of fair value was determined utilizing a Black-Scholes model considering all relevant assumptions current at the date of issuance (i.e., share price of $13.78, exercise price of $12.00, term of three years, volatility of 85.9%, risk-free rate of 0.43%, and expected dividend rate of 0%). The grant date fair value of these Preferred Investment Options was estimated to be $21.7 million on August 23, 2021 and is reflected within additional paid-in capital as of December 31, 2021.

As noted above, the Company issued fully vested Preferred Investment Options to the placement agent with an exercise price of $13.75. As these Preferred Investment Options were issued for services provided in facilitating the Private Placement, the Company recorded the fair value of such Preferred Investment Options as a cost of capital on the issuance date. The measurement of fair value was determined utilizing a Black-Scholes model considering all relevant assumptions current at the date of issuance (i.e., share price of $13.78, exercise price of $13.75, term of three years, volatility of 85.9%, risk-free rate of 0.43%, and expected dividend rate of 0%).